                                                               EXHIBIT 10.18.4

                                   SECOND AMENDMENT
                         TO SECOND RESTATED CREDIT AGREEMENT


     This Second Amendment to Second Restated Credit Agreement (this "SECOND AMENDMENT"), dated as of January 22, 1998, is entered into among Cameron Ashley Building Products, Inc., a Georgia corporation, Wm. Cameron & Co., a Georgia corporation, Ashley Aluminum, Inc., a Georgia corporation, CABP, Inc., an Arizona corporation, Cameron Ashley Canada, Inc., a Canadian corporation, NationsBank of Texas, National Association, as Issuing Bank and Agent, ABN AMRO Bank, N.V., as Co-Agent, Canadian Imperial Bank of Commerce, as Canadian Issuing Bank and Canadian Agent, and each Lender.

                                      BACKGROUND

     Borrowers, Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank and Lenders have entered into the Second Restated Credit Agreement dated as of January 29, 1997 (such agreement, together with all amendments and restatements thereof, the "CREDIT AGREEMENT"). Borrower has requested that Lenders, Agent, Issuing Bank, Co-Agent, Canadian Agent and Canadian Issuing Bank amend the Credit Agreement to, among other things, modify the types of and the aggregate amount of Investments which can be made and to waive certain existing Events of Default.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrowers, Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank, Lenders and Guarantors covenant and agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein have the meaning given to them in the Credit Agreement.

2.   AMENDMENTS.  The Credit Agreement is amended as follows:

     (a)  SECTION 1.01 is amended by adding the following in alphabetical order:

          "CAFS SUBSIDIARY" means any Person 100% of all of the equity interests (except directors qualifying shares) and voting interests of which are owned by CAFS.

          "FIELD" means Field Marketing, Inc., an Illinois corporation.

          "GUARANTEE" means, with respect to any Person which is neither an Eighty Percent-Owned Subsidiary nor a Wholly-Owned Subsidiary, all agreements to acquire any debt, equity or asset of such Person, guarantee any obligation of such Person, or maintain the liquidity or net worth of such Person, and all liabilities resulting from substantive consolidation, membership in any corporate group or similar equitable remedy, claims with respect to the breach of any agreement, all damages and penalties, and any indemnity of any Person.

     (b) The definition of "CAFS Liability" is deleted in its entirety and the following is substituted IN LIEU thereof:

          "CAFS LIABILITY" means all obligations and liabilities, whether now or hereafter existing or acquired, and contingent or matured, including but not limited to all Debt and Contingent Liabilities, and all other liabilities, of (a) CAFS and each CAFS Subsidiary, and (b) Parent related to all obligations and liabilities described in CLAUSE
     (a), including but not limited to all agreements to acquire any debt, equity or asset of CAFS and each CAFS Subsidiary, guarantee any obligation of CAFS and each CAFS Subsidiary, and maintain the liquidity or net worth of CAFS and each CAFS Subsidiary, all liabilities resulting from substantive consolidation, membership in any corporate group or similar equitable remedy, claims with respect to the breach of any agreement, all damages and penalties, and any indemnity of any Person.

     (c)  The following is added at the end of SECTION 1.02:

          For purposes of SECTIONS 4.02, 4.03, 4.05, 4.07, 4.08, 4.09,
     4.10, 4.11, 4.12, 5.05, 5.07, 5.08, 5.09, 5.10, 5.12(a), 5.14, 5.15,
     5.16, 5.18, 5.21, 5.23, 6.10(p), 6.12, 7.01(f), 7.01(o), 7.08, and
     9.01, each reference to CAFS shall be deemed to include and apply to each CAFS Subsidiary. Each reference in the Separateness Agreement to CAFS shall be deemed to include and apply to each CAFS Subsidiary.

     (d) SECTION 2.14(c) is deleted in its entirety and the following is substituted IN LIEU thereof:

          (c) No Letter of Credit or Canadian Letter of Credit shall be issued for the account of or otherwise used for the benefit of CAFS or any CAFS Subsidiary and no proceeds of any Advance shall be advanced to CAFS or any CAFS Subsidiary; PROVIDED, Parent may use proceeds of Domestic Advances to make loans to CAFS for the purposes permitted by and subject to the limits of SECTION 5.20(b).

     (e) SECTION 5.09 is amended by deleting CLAUSES (f), (g) and (h) and substituting the following IN LIEU thereof:

          (f) Investments by any of Parent, CA Canada or any Guarantor in and Guarantees by any of Parent, CA Canada or any Guarantor in respect of the obligations of any Person which is (both before and after giving effect to such Investment or Guarantee, as applicable) neither an Eighty Percent-Owned Subsidiary of nor a Wholly-Owned Subsidiary (including Field so long as it is neither an Eighty Percent-Owned Subsidiary nor a Wholly-Owned Subsidiary); PROVIDED, the aggregate amount of all such Investments and Guarantees by Parent, CA Canada and each Guarantor shall not exceed at any time $6,000,000; PROVIDED, further, for purposes of determining compliance with this CLAUSE (f), no revaluation of any Investment resulting in reduction or increase in value of such Investment will be given effect, (g) Investments in and transactions related to CAFS and any CAFS Subsidiary permitted by SECTION 5.20, (h) the merger or consolidation of Wholly-Owned Subsidiaries of Parent and CA Canada between themselves or into Parent and CA Canada so long as Parent and CA Canada is the surviving entity; PROVIDED, CAFS shall not merge or consolidate with or into any Person and shall not make any Investment other than (y) making direct and indirect loans to or acquiring existing loans made to residential consumers to acquire building materials sold by Parent or CA Canada or a Guarantor for use in the construction or improvement of personal residences and (z) Investments described in CLAUSES (a), (b), and (e) through (k) of the definition of "Restricted Investments", (i) the merger or consolidation of any other Person with or into Parent or CA Canada so long as Parent or CA Canada is the surviving entity and no Default or Event of Default exists prior to or as a result of such merger or consolidation, (j) Investments in accounts receivable arising in the ordinary course of business, and (k) CAFS may organize new CAFS Subsidiaries if no Default or Event of Default exists or results from the creation of any such CAFS Subsidiary.

     (f) SECTION 5.12(c) is deleted in its entirety and the following is substituted IN LIEU thereof:

          (c) CAFS. Parent shall not permit CAFS or any CAFS Subsidiary to issue, sell or otherwise dispose of any capital stock, or any options or rights to acquire such capital stock, except for full and fair consideration. Parent shall not sell, transfer, encumber or otherwise dispose of any equity interest or ownership interest in CAFS if after giving effect to any sale of any equity interest in CAFS Parent owns less than 50% of the voting securities of CAFS or does not possess the power to direct or cause the direction of management of policies of CAFS; PROVIDED, Parent may not sell any equity interest in CAFS unless contemporaneously with such sale Parent and each other Subsidiary of Parent

     (other than CAFS and each CAFS Subsidiary) is released of all liability with respect to CAFS and each CAFS Subsidiary, including all CAFS Liability.

     (g) SECTIONS 5.20(a) and (b) are deleted in their entirety and the following is substituted IN LIEU thereof:

          5.20.     CAFS.

               (a) No Subsidiary of Parent (other than CAFS or CAFS Subsidiary), whether now or hereafter existing or acquired, shall be liable at any time in any manner for any obligation, now or hereafter existing, of CAFS or any CAFS Subsidiary, including, but not limited to, by way of any guarantee of obligations of CAFS or any CAFS Subsidiary, any agreement to acquire any debt or equity of CAFS or any CAFS Subsidiary, assume any liability or acquire any asset of CAFS or any CAFS Subsidiary, or maintain the liquidity or net worth of CAFS or any CAFS Subsidiary, or substantive consolidation or similar equitable remedy.

               (b) Parent shall not be liable at any time for any CAFS Liability or extend credit to or for the benefit of CAFS or any CAFS Subsidiary; PROVIDED, Parent may (i) acquire for cash equity of CAFS (in addition to all equity of CAFS owned by Parent on December 3, 1996), and (ii) execute and perform under the CAFS Guaranty, and (iii) make loans to CAFS, or (iv) do any combination of activities described in CLAUSES (i), (ii) and
          (iii); provided, that, the sum of (A) the aggregate gross cash purchase price of equity acquired on and prior to December 3, 1996 and pursuant to CLAUSE (i), plus (B) the aggregate amount for which Parent may be liable under the CAFS Guaranty, plus (C) the aggregate amount paid by Parent and the fair market value of property of Parent transferred with respect to all other CAFS Liabilities, plus (D) the aggregate amount of all other liabilities of Parent in respect of CAFS Liabilities (valued based on the reasonable determination of Parent (including in such valuation the probability of any claim maturing) or, if Agent disagrees with any such determination, based on the reasonable determination of Agent), plus (E) the aggregate amount of loans made by Parent to CAFS, shall not exceed at any time $18,500,000; PROVIDED, THAT, Parent may not make or have outstanding any loan to or other extension of credit to or for the benefit of CAFS if at any time (y) Parent is not the sole owner of all equity and rights to acquire any equity of CAFS and
          (z) Parent does not have a perfected, first priority security interest in all Consumer Notes (as defined in the CAFS Credit Agreement) which do not qualify as Eligible Consumer Notes (as defined in the CAFS Credit Agreement) solely due to their non-conformity with the then-applicable requirements related to Warehousing Period (as defined in the CAFS Credit Agreement).

     (h)  SCHEDULE 4.12 is deleted and a new SCHEDULE 4.12, in the form of
SCHEDULE 4.12 to this Second Amendment is substituted IN LIEU thereof.

     (i) EXHIBIT C is deleted and a new EXHIBIT C, in the form of EXHIBIT A to this Second Amendment, is added.

3. REPRESENTATIONS AND WARRANTIES. Borrowers and Guarantors, jointly and severally, represent and warrant to Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank and each Lender that, as of the date hereof and after giving effect to the amendments in SECTION 2, the following are true and correct:

     (a) The representations and warranties contained in the Credit Agreement and each of the other Loan Papers are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except as to representations and warranties which (i) refer to a specific date, (ii) have been modified by transactions permitted pursuant to the Credit Agreement or any other Loan Paper, or (iii) have been specifically waived in writing by Agent).

     (b) Each Borrower and each Guarantor has full power and authority to execute, deliver and perform this Second Amendment, and this Second Amendment, the Credit Agreement and each other Loan Paper, constitute the legal, valid and binding obligation of such Borrower and such Guarantor (with respect to Loan Papers to which it is a party), enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief Laws).

     (c) No authorization, approval, consent or other action by, notice to, or filing with, any Tribunal or other Person, is required for the execution, delivery or performance by either Borrower or any Guarantor of this Second Amendment.

     (d) No Obligor has made a material misstatement of fact, or failed to disclose any fact necessary to make the facts disclosed not misleading, to Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank or any Lender during the course of negotiation of this Second Amendment.

     (e) Attached as EXHIBIT B is a complete and correct copy of the Stock Purchase and Option Agreement dated as of October 31, 1997, among Field, Parent and certain shareholders of Field, to which no amendment or restatement has been made and which, together with the documents expressly referred to therein, represents the complete agreement of the parties thereto with respect to the subject matter thereof.

     (f) (i) CAFS Financial Services, Inc. ("CAFS CANADA") is a corporation duly organized, validly existing, and in good standing under the Laws of Canada. CAFS Canada is qualified to do business in all jurisdictions where the nature of its business or Properties require such qualification, except where the failure to so qualify would not result in a Material Adverse Change. Set forth on
SCHEDULE 1 is a complete and accurate listing of CAFS Canada, showing (a) its street and mailing address, which is its principal place of business and executive office, (b) the classes of equity interests in capital stock authorized and outstanding, and (c) all outstanding options, rights, rights of conversion or purchase, rights of first refusal, and similar rights relating to the equity interests of CAFS Canada. CAFS Canada has all requisite corporate power and authority to own, operate and encumber its Property and assets and to conduct its business as presently conducted and as proposed to be conducted. All of the outstanding common stock of CAFS Canada is validly issued, fully paid, and nonassessable. No equity interest of CAFS Canada is subject to any Lien, including any restriction on hypothecation or transfer. CAFS Canada has not engaged in any operations other than related to its organization. CAFS Canada will not engage in any business other than making direct and indirect loans to or acquiring existing loans made to residential consumers to acquire building materials sold by Parent or a Guarantor for use in the construction or improvement of personal residences and the securitization of such loans.

     (ii) The Board of Directors of CAFS Canada has duly authorized the execution, delivery, and performance of the Loan Papers to be executed by CAFS Canada. No consent of the stockholders of CAFS Canada (except any consent already obtained) is required as a prerequisite to the validity and enforceability of any Loan Papers or any other document contemplated hereby. CAFS Canada has full legal right, power, and authority to execute, deliver, and perform under the Loan Papers to be executed and delivered by it. The Loan Papers constitute the legal, valid, and binding obligations of CAFS Canada (as to each Loan Paper to which it is a party) enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief
Laws).

     (iii) The execution or delivery of any Loan Paper, and performance thereunder, does not conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any Properties of CAFS Canada under, or require any consent (other than consents already obtained), approval, or other action by, notice to, or filing with any Tribunal or Person pursuant to, the corporate governance documents of CAFS Canada, any award of any arbitrator, or any agreement, instrument, or Law to which CAFS Canada or any of its Properties is subject.

     (iv) There is no pending or, to Parent's best knowledge, threatened Litigation against CAFS Canada.

     (v) CAFS Canada possesses all material Licenses and is not in violation thereof in any material respect. CAFS Canada has good and indefeasible title (fee or leasehold, as applicable) to its Properties, subject to no Lien of any kind, except as permitted in the Credit Agreement. CAFS Canada is not in violation of its corporate governance documents, or any Law, or material agreement or instrument binding on or affecting it or any of its Properties. No business or

Properties of CAFS Canada is affected by any strike, lock-out, or other labor dispute, drought, storm, earthquake, embargo, act of God or public enemy, or other casualty that could constitute a Material Adverse Change. CAFS Canada has no interest in any real property.

     (vi) CAFS Canada has no Investments except as permitted by SECTION 5.09 of the Credit Agreement.

     4. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective on the date Agent delivers to Borrower written notice that each of the following has occurred or exists ("AMENDMENT DATE"):

     (a) The effectiveness of this Second Amendment shall not contravene any Law applicable to Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank or any Lender.

     (b) No Material Adverse Change, as determined by Agent, shall have occurred and be continuing since October 31, 1997.

     (c)  No Default or Event of Default shall exist.

     (d) Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank, each Lender and each Obligor shall have executed and received counterparts of this Second Amendment.

     (e) Agent shall have received a complete and correct copy of the Field Stock Agreement.

     (f) Agent shall have received, contemporaneously with Borrower's execution of this Second Amendment, payment of all fees (including attorneys' fees incurred by Agent prior to execution of this Second Amendment in the preparation, negotiation and execution of this Second Amendment).

     (g) Agent shall have received, in form and substance satisfactory to Agent and its counsel, (i) releases of each security interest and other Lien granted by CAFS to secure performance under the CAFS Credit Agreement and any related agreement (together with appropriate UCC partial releases and similar instruments), to the extent such security interests and Liens (A) grant or perfect a security interest or Lien in Consumer Notes (as defined in the CAFS Credit Agreement) which do not qualify as Eligible Consumer Notes (as defined in the CAFS Credit Agreement) solely due to their non-conformity with the then-applicable requirements related to Warehousing Period (as defined in the CAFS Credit Agreement), and (B) the perfection of and priority of such security interests and Liens are determined by a means other than possession by the secured party, and (ii) evidence of the grant by CAFS to Parent and perfection of a first priority security interest in the Consumer Notes described in CLAUSE
(i).

     (h) Agent shall have received, in form and substance satisfactory to Agent, a guaranty of Bois Daigle, Ltee.

     (i) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other approvals, documents, certificates, and instruments as Agent shall require.

Agent, Issuing Bank, Co-Agent, Canadian Agent, Canadian Issuing Bank and each Lender may conclusively rely on the certificates delivered pursuant to SECTION
3.01 of the Credit Agreement until Agent receives notice in writing to the contrary.

5.   EXISTING DEFAULTS.

     (a) SECTION 5.09 prohibits Investments by Parent, CA Canada and their respective Subsidiaries, except as permitted by SECTION 5.09. Parent has entered into the Field Stock Agreement and has acquired capital stock of Field.

     (b) SECTION 5.09 prohibits Investments by Parent, CA Canada and their respective Subsidiaries, except as permitted by SECTION 5.09. Parent has made loans to CAFS not permitted by SECTION 5.09.

     (c) SECTION 5.09 prohibits Investments by Parent, CA Canada and their respective Subsidiaries, except as permitted by SECTION 5.09. CAFS had organized and owns stock of CAFS Canada.

     (The Events of Default described in SECTIONS 5(a), (b) and (c) are the "EXISTING DEFAULTS".)

     (d) Each Borrower and each Guarantor acknowledges and agrees that the Existing Defaults have occurred and are continuing.

     (e) Subject to the occurrence of each condition specified in SECTION 4 and performance of each provision of this Second Amendment, Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank and each Lender waive each Existing Default.

     (f) Each Borrower and each Guarantor acknowledges and agrees that (a) except as expressly provided herein, none of Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank or any Lender waives any Default or Event of Default, and (b) neither the waiver provided in SECTION 5(e), nor the deferral of enforcement actions or any other action taken by Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank or any Lender prior to or on the date hereof, shall (i) create any obligation to defer enforcement of any remedies upon the occurrence of any Default or Event of Default (other than with respect to the Existing Defaults waived in SECTION 5(e)), (ii) constitute a waiver or modification of any term or condition of the Loan Papers, or (iii) constitute a waiver of any Default or Event of Default (other than with respect to the Existing Defaults waived in SECTION 5(e)) or otherwise impair any rights or remedies which Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian
Issuing Bank or any Lender now has or may have in the future, all of which rights and remedies are expressly reserved by Agent, Co-Agent, Issuing Bank, Canadian Agent, Canadian Issuing Bank and Lenders.

6. RATIFICATION. Each Borrower and each Guarantor each (a) represents and warrants that it has received and reviewed this Second Amendment and (b) ratifies and affirms its obligations under the Loan Papers, as amended by this Second Amendment.

7.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) On the Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as affected by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     (c) THE CREDIT AGREEMENT, AS AFFECTED BY THE AMENDMENTS CONTAINED IN THIS SECOND AMENDMENT, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

8. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

9. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and be binding upon the parties hereto and their respective permitted successors and assigns.

10. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.

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               THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
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                                    -9-

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of January 22, 1998.


PARENT:
                              CAMERON ASHLEY BUILDING PRODUCTS, INC.


                              By:  /s/ F. Dixon McElwee
                                   --------------------------------------------

                                   F. Dixon McElwee,     V.P., CFO & Treasurer
                                   --------------------  ----------------------
                                   (Print Name)          (Print Title)

CA CANADA:
                         CAMERON ASHLEY CANADA, INC.


                         By:  /s/ F. Dixon McElwee
                              -------------------------------------------------

                              F. Dixon McElwee,     Exec. V.P.
                              --------------------  ---------------------------
                              (Print Name)          (Print Title)

GUARANTORS:
                         ASHLEY ALUMINUM, INC.


                         By:  /s/ F. Dixon McElwee
                              -------------------------------------------------

                              F. Dixon McElwee,     Vice President
                              --------------------  ---------------------------
                              (Print Name)          (Print Title)

                         WM. CAMERON & CO.


                         By:  /s/ F. Dixon McElwee
                              -------------------------------------------------

                              F. Dixon McElwee,     Exec. V.P., CFO & Treasurer
                              --------------------  ---------------------------
                              (Print Name)          (Print Title)

                              CABP, INC.


                              By:  /s/ Ross Goolsby
                                   -------------------------------------------

                                   Ross Goolsby        , Vice President
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)

AGENT:
                              NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                              By:  /s/ Daniel M. Killian
                                   -------------------------------------------
                                   Daniel M. Killian, Vice President


CANADIAN AGENT:
                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By:  /s/ Terry F. Fraser
                                   -------------------------------------------

                                   Terry F. Fraser     , Credit Designer
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)

CO-AGENT:
                              ABN AMRO BANK, N.V., Atlanta Agency


                              By:  /s/ Larry K. Kelley
                                   -------------------------------------------

                                   Larry K. Kelley     , Group Vice President
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)


                              By:  /s/ Robert Budnek
                                   -------------------------------------------

                                   Robert Budnek      , Vice President
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)

ISSUING BANK:
                              NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                              By:  /s/ Daniel M. Killian
                                   -------------------------------------------
                                   Daniel M. Killian, Vice President


CANADIAN ISSUING BANK:
                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By:  /s/ Terry F. Fraser
                                   -------------------------------------------

                                   Terry F. Fraser     , Credit Designer
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)

LENDERS:
                              NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                              By:  /s/ Daniel M. Killian
                                   -------------------------------------------
                                   Daniel M. Killian, Vice President


                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By:  /s/ Terry F. Fraser
                                   -------------------------------------------

                                   Terry F. Fraser     , Credit Designer
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)

                              ABN AMRO BANK, N.V., Atlanta Agency


                              By:  /s/ Larry K. Kelley
                                   -------------------------------------------

                                   Larry K. Kelley     , Group Vice President
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)


                              By:  /s/ Robert Budnek
                                   -------------------------------------------

                                   Robert Budnek      , Vice President
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)


                              WELLS FARGO BANK (TEXAS), N.A.


                              By:  /s/ Ken Taylor
                                   -------------------------------------------

                                   Ken Taylor          , Asst. Vice-President
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)


                              SUNTRUST BANK, ATLANTA


                              By:  /s/ John A. Fields, Jr.
                                   -------------------------------------------

                                   John A. Fields, Jr. , Vice President
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)


                              By:  /s/ Steven J. Newby
                                   -------------------------------------------

                                                         Corporate Banking
                                   Steven J. Newby     , Officer
                                   --------------------  ---------------------
                                   (Print Name)          (Print Title)